Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Coca-Cola Consolidated, Inc. (the “Company”) for the quarter ended September 26, 2025, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), we, J. Frank Harrison, III, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Matthew J. Blickley, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Frank Harrison, III
J. Frank Harrison, III Chairman of the Board of Directors and Chief Executive Officer
October 29, 2025

/s/ Matthew J. Blickley
Matthew J. Blickley Executive Vice President, Chief Financial Officer and Chief Accounting Officer
October 29, 2025